Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Statements of Operations

On September 27, 2018, Bankers Life and Casualty Company (the “Ceding Company”), an Illinois insurance company and an indirect wholly owned subsidiary of CNO Financial Group, Inc. (the “Company”) entered into a reinsurance agreement (the “Transaction”) with Wilton Reassurance Company, a Minnesota insurance company (“Wilton Re”) pursuant to which Wilton Re will reinsure, on a 100% indemnity coinsurance basis, a block of the Ceding Company’s legacy (prior to 2003) nursing home and comprehensive long-term care business.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations included herein are provided to support the pro forma information included in the Company’s Preliminary Prospectus Supplement filed on May 28, 2019.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations included herein should be read in conjunction with the Company’s audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2019.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2018, and the year ended December 31, 2018, were derived from the historical consolidated statements of operations and the pro forma adjustments give effect to events that are directly attributable to the Transaction as if the Transaction occurred before January 1, 2018.  The pro forma adjustments reflect adjustments that are factually supportable and are expected to have a continuing impact on the Company’s consolidated results of operations.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations and additional information provided in the notes to the unaudited pro forma condensed consolidated statements of operations are presented based on information available upon closing of the Transaction and are not reflective of the Company’s results of operations during the three months ended March 31, 2018, and the year ended December 31, 2018 had the Transaction occurred before January 1, 2018.  Additionally, the Unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect future events that are not directly attributable to the Transaction.  Actual results during future periods may vary significantly from the results reflected in the Unaudited Pro Forma Condensed Consolidated Statements of Operations included herein.

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

for the three months ended March 31, 2018

(Dollars in millions, except per share data)

	Actual			Pro forma
	March 31,	Pro forma		March 31,
	2018	adjustments		2018
Revenues:
Insurance policy income	$659.9	$(45.3)	(i)	$614.6
Net investment income:
General account assets	329.1	(48.6)	(ii)	280.5
Policyholder and other special-purpose portfolios	12.8			12.8
Realized investment losses	(15.2)	—		(15.2)
Fee revenue and other income	21.2	5.0	(iv)	26.2
Total revenues	1,007.8	(88.9)		918.9
Benefits and expenses:
Insurance policy benefits	586.6	(71.5)	(i)	515.1
Interest expense	33.6			33.6
Amortization	71.9	(2.6)	(i)	69.3
Other operating costs and expenses	207.6	(6.0)	(i)	206.5
		4.9	(iv)
Total benefits and expenses	899.7	(75.2)		824.5
Income (loss) before income taxes	108.1	(13.7)		94.4
Income tax expense (benefit):
Tax expense (benefit) on period income	23.8	(2.9)	(v)	20.9
Net income (loss)	$84.3	$(10.8)		$73.5
Earnings per common share:
Basic:
Weighted average shares outstanding	167.1			167.1
Net income	$0.50			$0.44
Diluted:
Weighted average shares outstanding	169.7			169.7
Net income	$0.50			$0.43

The accompanying notes are an integral part

of the unaudited pro forma condensed consolidated statement of operations.

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

for the year ended December 31, 2018

(Dollars in millions, except per share data)

	Actual			Pro forma
	December 31,	Pro forma		December 31,
	2018	adjustments		2018
Revenues:
Insurance policy income	$2,593.1	$(132.7)	(i)	$2,460.4
Net investment income:
General account assets	1,279.7	(143.7)	(ii)	1,136.0
Policyholder and other special-purpose portfolios	26.5			26.5
Realized investment gains (losses)	352.1	(1.5)	(i)	(12.8)
		(363.4)	(iii)
Fee revenue and other income	62.1	15.0	(iv)	77.1
Total revenues	4,313.5	(626.3)		3,687.2
Benefits and expenses:
Insurance policy benefits	2,278.6	(226.5)	(i)	2,052.1
Loss related to reinsurance transaction	1,067.6	(1,067.6)	(iii)	—
Interest expense	149.8			149.8
Amortization	264.3	(7.0)	(i)	257.3
Loss on extinguishment of borrowings related to variable interest entities	3.8			3.8
Other operating costs and expenses	814.2	(18.2)	(i)	810.7
		14.7	(iv)
Total benefits and expenses	4,578.3	(1,304.6)		3,273.7
Income (loss) before income taxes	(264.8)	678.3		413.5
Income tax expense (benefit):
Tax expense (benefit) on period income	(57.6)	147.9	(iii)	84.8
		(5.5)	(v)
Valuation allowance for deferred tax assets and other tax items	107.8	(104.8)	(iii)	3.0
Net income (loss)	$(315.0)	$640.7		$325.7
Earnings per common share:
Basic:
Weighted average shares outstanding	165.5	—		165.5
Net income (loss)	$(1.90)			$1.97
Diluted:
Weighted average shares outstanding	165.5	2.1	(vi)	167.6
Net income (loss)	$(1.90)			$1.94

The accompanying notes are an integral part

of the unaudited pro forma condensed consolidated statement of operations.

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

The following schedule summarizes for the three months ended March 31, 2018: (i) the pro forma condensed financial information which reconciles Adjusted EBIT and net operating income to net income (loss) (the corresponding GAAP measure); and (ii) the pro forma adjustments which give effect to events that are directly attributable to the Transaction as if the Transaction occurred before January 1, 2018 (dollars in millions):

				Pro forma
	Three months			three months
	ended			ended
	March 31,	Pro forma		March 31,
	2018	adjustments		2018
Adjusted EBIT (a non-GAAP measure)(xi):
Bankers Life	$77.5	$(1.8)	(vii)	$75.7
Washington National	34.3	—		34.3
Colonial Penn	(1.5)	—		(1.5)
Long-term care in run-off	12.0	(12.0)	(viii)	—
Adjusted EBIT from business segments	122.3	(13.8)		108.5
Corporate operations, excluding corporate interest expense	(15.5)	—		(15.5)
Adjusted EBIT	106.8	(13.8)		93.0
Corporate interest expense	(11.9)	—		(11.9)
Operating earnings before taxes	94.9	(13.8)		81.1
Tax expense on operating income	21.0	(2.9)	(ix)	18.1
Net operating income	73.9	(10.9)		63.0
Net realized investment gains from sales and impairments (net of related amortization)	.5	—		.5
Net change in market value of investments recognized in earnings	(15.7)	—		(15.7)
Fair value changes in embedded derivative liabilities (net of related amortization)	25.1	—		25.1
Other	3.3	.1	(iv)	3.4
Non-operating income before taxes	13.2	.1		13.3
Income tax expense:
On non-operating income	2.8	—		2.8
Net non-operating income	10.4	.1		10.5
Net income (loss)	$84.3	$(10.8)		$73.5

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

The following schedule summarizes for the year ended December 31, 2018: (i) the pro forma condensed financial information which reconciles Adjusted EBIT and net operating income to net income (loss) (the corresponding GAAP measure); and (ii) the pro forma adjustments which give effect to events that are directly attributable to the Transaction as if the Transaction occurred before January 1, 2018 (dollars in millions):

				Pro forma
	Year			year
	ended			ended
	December 31,	Pro forma		December 31,
	2018	adjustments		2018
Adjusted EBIT (a non-GAAP measure)(xi):
Bankers Life	$340.6	$(5.2)	(vii)	$335.4
Washington National	121.9	—		121.9
Colonial Penn	14.8	—		14.8
Long-term care in run-off	22.9	(19.5)	(viii)	3.4
Adjusted EBIT from business segments	500.2	(24.7)		475.5
Corporate operations, excluding corporate interest expense	(71.0)	—		(71.0)
Adjusted EBIT	429.2	(24.7)		404.5
Corporate interest expense	(48.0)	—		(48.0)
Operating earnings before taxes	381.2	(24.7)		356.5
Tax expense on operating income	78.1	(5.5)	(ix)	72.6
Net operating income	303.1	(19.2)		283.9
Net realized investment gains from sales and impairments (net of related amortization)	37.9	(1.5)	(x)	36.4
Net change in market value of investments recognized in earnings	(48.8)	—		(48.8)
Fair value changes in embedded derivative liabilities (net of related amortization)	55.5	—		55.5
Fair value changes related to agent deferred compensation plan	11.9	—		11.9
Loss related to reinsurance transaction	(704.2)	704.2	(iii)	—
Other	1.7	.3	(iv)	2.0
Non-operating income (loss) before taxes	(646.0)	703.0		57.0
Income tax expense (benefit):
On non-operating income (loss)	(135.7)	147.9	(iii)	12.2
Valuation allowance for deferred tax assets and other tax items	107.8	(104.8)	(iii)	3.0
Net non-operating income (loss)	(618.1)	659.9		41.8
Net income (loss)	$(315.0)	$640.7		$325.7

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

The following notes provide explanations for the pro forma adjustments:

(i)                                     To adjust historical earnings to remove the underwriting results and expenses of the block of nursing home and comprehensive long-term care insurance prior to being ceded under a 100% indemnity coinsurance agreement completed on September 27, 2018.

(ii)                                  To record lost investment income on the assets transferred and ceding commission paid in conjunction with the 100% indemnity coinsurance agreement prior to the completion of the Transaction.

(iii)                               In anticipation of the Transaction, the Company reorganized its business segments to move the block to be ceded from the “Bankers Life segment” to the “Long-term care in run-off segment” in the third quarter of 2018.  Accordingly, the Company will evaluate and test for loss recognition separately for the ceded block included in the “Long-term care in run-off segment”.  The Company recognized a charge related to the Transaction of $661.1 million, net of taxes and gains recognized on the assets transferred to Wilton Re as summarized below in the third quarter of 2018 (dollars in millions):

Gains recognized on assets transferred to Wilton Re	$363.4
Loss related to reinsurance transaction	(1,067.6)
Pre-tax loss	(704.2)
Income tax (expense) benefit:
Tax benefit	147.9
Valuation allowance for deferred taxes	(104.8)
Loss, net of tax	$(661.1)

The charge is primarily attributable to loss recognition on the block due to the ceding commission.

This entry eliminates the charge recognized related to the Transaction as the Unaudited Pro Forma Condensed Consolidated Statement of Operations has been prepared as if the Transaction occurred before January 1, 2018.

(iv)                              To record the fee income and estimated expenses related to the transition services agreement whereby the Company will provide certain services to the assuming company for a limited period not to exceed three years after the closing date.  The amounts recorded are our estimates of fee income and expenses that would have been recorded in the three month period ended March 31, 2018, and the year ended December 31, 2018, as if the Transaction had been completed prior to January 1, 2018.

(v)                                 To recognize the tax benefit on the pro forma adjustments related to the ceded block (excluding the tax impacts of the charge described in note (iii) above) at the Company’s pro forma incremental tax rate of 21 percent.

(vi)                              Due to the loss recognized related to the Transaction, the Company reported a net loss in 2018 and was required to calculate actual diluted earnings per common share based on basic weighted average shares outstanding.  After giving effect to the pro forma adjustments and eliminating the loss related to the Transaction, the Company reported pro forma net income and was required to calculate pro forma diluted earnings per common share based on diluted weighted average shares outstanding.

(vii)                           To record lost investment income on the ceding commission paid in conjunction with the 100% indemnity coinsurance agreement prior to the completion of the Transaction.

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

(viii)                        To adjust historical earnings to remove the operating income before taxes of the block of nursing home and comprehensive long-term care insurance for the three months ended March 31, 2018 and the nine months ended September 30, 2018 (prior to being ceded under a 100% indemnity coinsurance agreement as summarized below) (dollars in millions):

	Three months	Nine months
	ended	ended
	March 31, 2018	September 30, 2018
Insurance policy income	$(45.3)	$(132.7)
Net investment income	(46.8)	(138.5)
Insurance policy benefits	71.5	226.5
Amortization	2.6	7.0
Other operating costs and expenses	6.0	18.2
Total	$(12.0)	$(19.5)

(ix)                              To recognize the tax benefit on the pro forma adjustments related to the ceded block (excluding the tax impacts of the charge described in note (iii) above) at the Company’s pro forma incremental tax rate of 21 percent.

(x)                                 To adjust historical earnings to remove the net realized gains (net of related amortization) of the block of nursing home and comprehensive long-term care insurance in the first nine months of 2018 prior to being ceded under a 100% indemnity coinsurance agreement.

(xi)                              Adjusted EBIT and net operating income are non-GAAP measures which are calculated as set forth below.

We present Adjusted EBIT and net operating income because our management believes that these performance measures are better indicators of the ongoing businesses and trends in our business. Net operating income is presented as earnings before: (i) loss on reinsurance transaction, including impact of taxes; (ii) net realized investment gains or losses from sales and impairments, net of related amortization and taxes; (iii) net change in market value of investments recognized in earnings, net of related taxes; (iv) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (v) fair value changes related to the agent deferred compensation plan, net of taxes; (vi) changes in the valuation allowance for deferred tax assets and other tax items; and (vii) other non-operating items consisting primarily of earnings attributable to variable interest entities. Management believes such measure is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company’s underlying fundamentals.   Adjusted EBIT is presented as net operating income excluding corporate interest expense and income tax expense. In addition, management uses these non-GAAP financial measures in its budgeting process, financial analysis of segment performance and in assessing the allocation of resources. We believe these non-GAAP financial measures enhance an investor’s understanding of our financial performance and allows them to make more informed judgments about the Company as a whole. These measures also highlight operating trends that might not otherwise be apparent. However, Adjusted EBIT and net operating income are not measurements of financial performance under GAAP and should not be considered as alternatives to cash flow from operating activities, as measures of liquidity, or as alternatives to net income as measures of our operating performance or any other measures of performance derived in accordance with GAAP. In addition, Adjusted EBIT and net operating income should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBIT and net operating income have limitations as analytical tools, and you should not consider such measures either in isolation or as substitutes for analyzing our results as reported under GAAP. Our definitions and calculation of Adjusted EBIT and net operating income are not necessarily comparable to other similarly titled measures used by other companies due to different methods of calculation.